LSB Industries, Inc. November 2014 NYSE: LXU Exhibit 99.1

Safe Harbor Statement
The information contained in the presentation materials contain certain forward-looking statements. All these statements, other than statements of historical fact, are forward-looking statements.
Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “estimate” and similar statements of the future or of a forward-looking nature identify forward-looking statements, including but not limited to, all statements about or in references to the Architectural Building Index, Dodge Construction Green Outlook, or any McGraw
Hill forecast, any references to future natural gas costs, ammonia costs, grain or corn demand or production, construction trends and demand,  and the outlook for the chemical or climate control business.
The forward-looking statements include but are not limited to the following statements:  major investments to reduce costs and increase facility reliability; positioned to benefit from strong agricultural market and economic recovery; product balance options; production capacity; impact of capital expansion projects; estimated completion and start up dates for new chemical facilities and their cost and production capacity; planned capital spending; outlook for Chemical and Climate Control;
turnaround at Cherokee; future maintenance activities; Pryor facility reliability; Climate Control’s product sales; sales growth
Q4 2014 and 2015; LEAN impact; future outlook.
You should not rely on the forward-looking statements because actual events or results may differ materially from those indicated by these forward-looking statements as a result of a number of important factors. We incorporate the risks and uncertainties discussed under the headings “Risk Factors” and “A Special Note Regarding Forward-looking Statements” in our Form 10-K for the fiscal year ended December 31, 2013 and Form 10-Q’s for the periods ending March 31, 2014, June
30, 2014, and September 30, 2014, which contain a discussion of a variety of factors which could cause the future outcome to differ materially from the forward-looking statements discussed in this investor presentation. We undertake no duty to update the information contained in this investor presentation.
The term EBITDA, as used in this presentation, is net income plus interest expense, depreciation, amortization, income taxes, and certain non-cash charges, unless otherwise described. EBITDA is not a measurement of financial performance under
GAAP and should not be considered as an alternative to GAAP measurement. The reconciliation of GAAP and any EBITDA numbers discussed in this investor presentation are included in the appendix of this presentation.

3 Company Overview

Business Overview

Diversified industrial manufacturer of chemicals and
HVAC products sold into a wide range of end
markets
Founded in 1968 and headquartered in Oklahoma
City, OK; publicly traded (NYSE: LXU)
Chemical Business operates 4 production facilities
El Dorado Chemical Company (“EDC”) (Arkansas)
Cherokee Nitrogen LLC (Alabama)
Pryor Chemical Company (Oklahoma)
El Dorado Nitric LLC (“Baytown”) (Texas)
Climate Control Business operates 7 facilities located
in Oklahoma City (over 1 million square feet)
Financial Snapshot:
LTM 9/30/14 Net Sales of $700.3 million
LTM 9/30/14 Consolidated Adjusted EBITDA of
$154.0 million
Note: Excludes unallocated corporate expenses
Note (1): Includes insurance proceeds of $104.2 million
Climate
Control,
38%
Engineering
and other,
2%
Chemical
84%
Climate
Control,
16%
EBITDA by Business Segment – LTM 9/30/14
LSB operates a well-diversified business with differentiated market positions across two distinct business segments
(1)
Net Sales by Business Segment – LTM 9/30/14
Chemical
60%

LSB’s Two Core Businesses

Consolidated Sales History
($’s in millions)
Chemical
Climate Control
Provides specialty HVAC products to
commercial, institutional and residential new
construction, renovation and replacement
markets, emphasis on green products
Market and technology leader for water
source and geothermal heat pumps, and
hydronic fan coils
Poised to benefit from the economic
recovery, long-term trend toward green
construction, and growth of emerging
products
28% Agriculture
22% Industrial
Acids & Ammonia
9%
Mining
2% Natural Gas
6% Single-family
Residential
31% Commercial
& Institutional
Buildings
2% Engineered
Products & Other
LTM 9/30/14 Sales Mix
492
586
749
532
610
805
759
679
700
$0
$300
$600
$900
2006 2007 2008 2009 2010 2011 2012 2013 LTM
9/30/14
Chemical
60%
($423 mil)
Climate
Control
38%
($264 mil)
Positioned to benefit from strong agricultural
market with favorable margins
Major investments underway to reduce costs
and increase facility reliability and capacity
Leading merchant marketer of nitric acid in
the U.S.
Provides nitrogen based agricultural, mining
and industrial chemicals to North American
market

6 Business Segment Overview

Agro-
Chemical
(46% of sales)
Nitric Acid Semi-conductor, nylon, polyurethane
intermediates, ammonium nitrate
CF Industries, PCS
Sulfuric Acid Pulp and paper, alum, water treatment,
metals and vanadium processing
Cytec, Chemtrade Logistics
Anhydrous Ammonia Power plant emissions abatement, water
treatment, refrigerants, metals processing
Various
Diesel Exhaust Fluid (DEF) Exhaust stream additive to reduce NO
x
emissions from diesel vehicles
Various
Market       Products                    Uses                  Competitors
Industrial
Acids,
Ammonia &
DEF
(36% of sales)
Urea Ammonium Nitrate
Solutions (UAN)
Fertilizer for corn and other crops CF Industries, PCS,
Koch Industries, Rentec,
Coffeeville  Resources, imports
Ammonium Nitrate
- high density prills (AN)
Primary nitrogen component in NPK
fertilizer blends
CF Industries, imports
Anhydrous Ammonia High nitrogen content fertilizer primarily used for corn
Various
Chemical Markets and Products
7
density prills (AN) and AN
solutions
Specialty emulsions for mining
applications
CF Industries, PCS,
Dyno Nobel America
Specialty E2 Ammonium
Nitrate
Surface mining, quarries, construction Imports
Mining
Products
(15% of  sales)
Ammonium Nitrate – low

U.S. Midwest Delivered
Ammonia Cost Forecast
Source: Fertecon, Blue Johnson, PotashCorp (2014F)
Attractive Industry Fundamentals – Agro Chemicals
8
World Situation:
North American Situation:
Result:
North America is Low Cost
Producer of Nitrogen Fertilizers
0 100 200 300 400 500 600 700
Ukraine Port
Russia - Yuzhnyy
Trinidad
Middle East
US Gulf Producers
US Midwest Producers
Cash Costs
Freight to US
Freight & Handling to US
Midwest
Natural gas is the primary feedstock for
anhydrous ammonia and all nitrogen
fertilizers.
Due to large shale gas reserves, U.S. has
relatively low natural gas prices vs. most
places worldwide.
Natural gas is expected to average
approximately $4.00 per MMBtu for the
remainder of 2014 and 2015.
Growing populations
Developing economies
Changing dietary habits (from grain to
meat)
Worldwide grain stock-to-use ratios at
10-year highs
World grain shortages positively impact
grain requirements in the U.S.
During last 3 years U.S. consumed more
grain than it produced.
U.S. grain stocks are at 10-year highs
leading to lower current and expected
corn prices.
High demand for grain expected in
2014 and 2015 despite low corn prices;
between 86 to 88 million acres of corn
expected to be planted in 2014/2015.
($US/ton)

LSB’s Agricultural Distribution

Multiple distribution channels
Diverse geographic coverage
Longstanding customer relationships
Direct rail linkage to corn belt
Southern Plains,
South Central,
Midwest & West
Pryor,
OK
Cherokee,
AL
El Dorado,
AR
UAN
UAN
AN
Koch
Transammonia, The
Andersons, CHS,
Koch, et.al.
Eastern
Corn Belt
Ag Centers - 30%
Distributors &
Dealers - 70%
Southern
Plains &
Corn Belt

Operational Dynamics
Diversification Strategy with Product Balance Options

Sales by Market Cost-Plus Agreements vs.
Spot Market Sales
A key strategy is to
OPTIMIZE SALES MIX:
industrial vs. agricultural.
Approximately half our sales
are
NON-SEASONAL
and priced pursuant to
COST-PLUS
agreements.
LTM 9/30/14 Sales Mix
Bayer Nitric
Acid
16%
Industrial
Acids &
Ammonia
20%
Agricultural
46%
Mining
15%
Natural Gas
3%
Cost Plus
50%
Spot
Market
50%

Major Chemical Customers 11 Bayer

Chemical Facilities

El Dorado Nitric  LLC
El Dorado Chemical Co.
Cherokee Nitrogen LLC
Pryor Chemical Co.
El Dorado
Chemical
Company
Cherokee
Nitrogen LLC
Pryor
Chemical
Company
El Dorado
Nitric LLC
El Dorado, AR Cherokee, AL Pryor, OK Baytown, TX
1983 1999 2000 2000
Kellogg Kellogg Pritchard -
150 160 47 2
1,400 1,300 104 Bayer site
ammonia natural gas natural gas ammonia
  UAN
x x
  High Density AN
x
  Ammonia
x x
  Urea
x x
  Nitric Acid
x x x x
  Concentrated
  Nitric Acid
x
  Sulfuric Acid
x
  Mixed Acid
x
  Carbon Dioxide
x x
  Ammonia
x x
  DEF
x
  Low Density AN
x
  AN solutions
x x
truck, rail
truck, rail,
pipeline,
truck, rail truck, pipeline
  Year Acquired/Built
  Ammonia Design
  Transportation to Market
  Facility
  Location
  Plant Area (acres)
  Site Area (acres)
  Feedstock

Annual Production Capacity of Products Available for Sale
(1,000’s of tons)

Red Font = production capacities after the completion of the ammonia and nitric acid expansion projects at El Dorado
Note (1): Represents amount of ammonia currently purchased
Note (2): Combined annual low density and high density AN production capacity is limited to 330,000/TPY due to the loss in 2012 of 90,000/TPY of nitric acid production capacity
El Dorado
Chemical
Company
Cherokee
Nitrogen LLC
Pryor
Chemical
Company
El Dorado
Nitric LLC
Total
ammonia natural gas natural gas ammonia
220
(1)
/375
175 215 -
610/765
UAN 215 300 515
High Density AN
(2)
110/300
110/300
Ammonia 125 30 85
115/240
Nitric Acid
45/200
30 410
485/640
DEF 15 15
Low Density AN
(2)
220 220
AN solutions 85 85
Feedstock
Ammonia Production Capacity
Products Available for Sale
Facility

•
Cost of $275 million - $300 million
•
Reduces production costs significantly vs.
purchased ammonia
•
Enhanced product balance opportunities
•
Increases plant capacity:
- Currently use ~220,000 tons per year (TPY)
- Additional capacity ~155,000 TPY
- Total capacity ~375,000 TPY
•
Estimated completion Q4 2015/start-up
Q1 2016
14
Capital Expansion Projects
El Dorado Ammonia Plant
•
Cost of $125 million - $130 million
•
Improves operating characteristics
•
Enhanced product balance
•
Replaces lost acid capacity and adds
additional capacity for a total of
370,000 TPY
•
Estimated completion and start-up
Q2 2015
El Dorado Nitric Acid Plant and Concentrator
•
Engineering, Procurement and
Construction (EPC) contractor secured
•
Installation of above ground structures
underway
•
Inspection and refurbish/rebuild of
equipment in process
Construction Process Well Underway
$545
$482
$220
$250
0
100
200
300
400
500
600
Approximate Cost to
Produce
Weighted Average Cost to
Purchase
Approximate Cost to
Produce
Weighted Average Cost to
Purchase
Produce vs. Purchase Spread at El Dorado
Delivered Cost Natural Gas Cost Fixed Cost Other Variable Cost
2014 – 9 months Average 2013 Average
Ammonia Production Offers Attractive Economics

Climate Control Market and Products
Market          Products        Uses

Geothermal &
Water Source
Heat Pumps
(65% of sales)
Water Source
Heat Pumps
Heating and cooling for commercial/institutional
as well as single family residential - new
construction, renovation and replacements
Geothermal
Heat Pumps
Heating and cooling for commercial/institutional
as well as single family residential - new
construction, renovation and replacements
Leading share in water
source and geothermal
heat pumps
Hydronic Fan
Coils
Heating and cooling for commercial/institutional
new construction, renovation and replacements
Leading share in hydronic
fan coils
Hydronic Fan
Coils
(23% of sales)
Large Custom
Air Handlers
Commercial, institutional
and industrial
Modular
Chillers
Commercial, institutional
and industrial
Make-up Air
Units
Commercial, institutional
and industrial
Other HVAC
Products
(12% of sales)

Attractive Industry Fundamentals: Climate Control
Significant upside as industry drivers return to
levels at/near historical norms
Driven by high energy efficiency
Climate Control LTM 9/30/14 Market Mix
Total
Commercial,
Institutional and
Multi-Family:
83%
($ in Billions)
$35.0
$85.0
$204.0
$248.0
$0
$75
$150
$225
$300
2008A 2012A 2016P
Low-end
High-end
Source: 2013 Dodge Construction Green Outlook
Construction markets are poised for a
recovery to pre-recession levels
Green building market spending expected
to grow ~25%+ CAGR from ‘12 – ‘16E
Commercial / Institutional / Multi-Family Starts
(MM Square Feet)
Single Family Residential Construction
(Starts in 000’s)
1,750
1,278
1,487
1,711
2008 2013 2015E 2017E
16%
15%
1,626
624
700
1,025
2005 2013 2015E 2017E
12%
50-Year Median: 1,070
46%
Education
19%
Single
Family
Residential
17%
Multi-
Family
16%
Lodging
11%
Retail
8%
Healthcare
6%
Office
6%
Industrial
2%
Other
15%
Sources: McGraw-Hill Construction Market Forecasting Service, Q4 2014; 50 Year Median – Census Bureau

Significant Installed Base of Climate Control  Products
Millennium Towers, NYC Bellagio, Las Vegas Statue of Liberty MGM Grand, Las Vegas Trump Tower, NYC
World Financial Center, NYC Chicago Hilton and Towers Wynn Resort, Las Vegas Disney’s Grand Floridian, Orlando Atlantis, Bahamas
Rowes Wharf, Boston Alta Condos, Washington DC Peninsula, Hong Kong Ritz Carlton, Pasadena, CA Rockefeller Center, NYC

Thousands of premier installations and over 4 million units

18 Financial Overview

Summary Statement of Operations

2013 2012 2011 2010 2014 2013
  Sales $679.3 $759.0 $805.3 $609.9 $551.2 $530.3
  Sales Growth (11)% (6)% 32% 15% 4% (9)%
  Operating Income/(Loss) $105.3 $95.7 $136.4 $55.9 $48.4 $35.1
  Net Income/(Loss) $55.0 $58.6 $83.8 $29.6 $19.0 $17.6
  Diluted Earnings/(Loss) per Share $2.33 $2.49 $3.58 $1.32 $0.80 $0.75
  EBITDA $132.9 $117.3 $155.7 $74.3 $75.4 $54.4
  EBITDA Margin 20% 15% 19% 12% 14% 10%
  $ in millions except EPS
9 Mos. Ended Sept. 30, Calendar Year Ended Dec. 31,
*Free cash flow is defined as operating cash plus insurance proceeds and debt and financing proceeds, less capital expenditures and debt and financing payments

Segment Summary Statement of Operations

  Chemical Business
  $ in millions
2013 2012 2011 2010 2014 2013
  Sales $380.7 $477.8 $511.9 $351.1 $345.7 $303.0
  Gross Profit 46.2 97.7 130.7 49.3 57.2 39.1
  Gross Profit % 12.1% 20.4% 25.5% 14.0% 16.5% 12.9%
  Operating Income 87.8 82.1 116.5 31.9 46.8 20.3
  Segment EBITDA $111.4 $98.5 $131.2 $45.0 $69.6 $36.9
  Climate Control Business
  $ in millions
2013 2012 2011 2010 2014 2013
  Sales $285.0 $266.2 $281.6 $250.5 $196.6 $217.5
  Gross Profit 92.9 81.0          88.2 86.4 61.6 70.6
  Gross Profit % 32.6% 30.4% 31.3% 34.5% 31.3% 32.4%
  Operating Income 30.4 25.8 32.8 35.3 17.4 24.4
  Segment EBITDA $33.6 $29.0 $35.5 $38.8 $21.0 $26.9
9 Mos. Ended Sept. 30,
Calendar Year Ended Dec. 31,
Calendar Year Ended Dec. 31,
9 Mos. Ended Sept. 30,

Solid Financial Position
Strong Balance Sheet

Note: As of September 30, 2014, total debt consisted
of $425 million 7.75% Senior Secured Notes due in
2019; a $24.5 million Secured Promissory Note due
in February 2016 and $9.9 million of equipment
loans and capital leases.  Our availability under the
$100 million working capital revolver loan was
$74.2 million at September 30, 2014.
Sept. 30, Dec. 31,
2014 2013
Cash and Investments
(including non-current)
$311.1 $434.7
Total Debt $459.4 $463.0
Stockholders' Equity $432.4 $411.7
Total Capitalization $891.8 $874.7
  $ in millions
Debt to Capital
EBITDA to Interest Coverage*
*  Calculated on a trailing twelve month basis using
total interest, including capitalized interest.
23.0%
22.9%
55.5%
52.9%
52.1%
51.4%
51.5%
0%
10%
20%
30%
40%
50%
60%
Mar.
31
2013
Jun.
30
2013
Sept.
30
2013
Dec.
31
2013
Mar.
31
2014
Jun.
30
2014
Sept.
30
2014
20.8x
14.6x
8.2x
7.4x
6.2x
5.2x
4.3x
0
5
10
15
20
25
Mar.
31
2013
Jun.
30
2013
Sept.
30
2013
Dec.
31
2013
Mar.
31
2014
Jun.
30
2014
Sept.
30
2014

Planned Capital Spending

Remainder of
2014
2015 Total
Chemical Business:
  El Dorado Facility Expansion Projects $80 - $93 $200 - $222 $280 - $315
  Development of Natural Gas Leaseholds 1  -  3 14  -  18 15  -  21
  Environmental Projects 5  -  7 5  -  7 10  -  14
  Major Renewal and Improvement Projects 14  -  18 34  -  40 48  -  58
  Other 4  -  8 13  -  16 17  -  24
    Total Chemical $104 - $129 $266 - $303 $370 - $432
Climate Control Business: 2  -  3   7  -  10   9  -  13
Corporate and Other: 2  -  3   7  -  10   9  -  13
    Total Projects $108 - $135 $280 - $323 $388 - $458
Expenditures
to Date
Remainder of
2014 2015
Project
Total
Ammonia Plant $99
$50 - $60 $126 - $141 $275 - $300
Nitric Acid Plant and Concentrator 85
11  -  12 29  -  33 125 - 130
Other Support Infrastructure 21
19  -  21 45  -  48 85  -  90
    Total El Dorado Projects
$205 $80 - $93 $200 - $222 $485 - $520
Planned Capital Expenditures
Planned Capital Expenditures
Total Projects
El Dorado
Expansion Projects
Note: The planned spending is presented as a range to provide for engineering estimates, the status of bidding, variable material costs, unplanned delays in construction  and other contingencies.
(as of September 30, 2014 - $ in millions)

Chemical Business Operating Metrics

(1) Gross cost excluding any hedging activity
Nine Months Ended September 30,
Agricultural:
2014 2013 % Change
Product (tons sold)
Urea ammonium nitrate (UAN) 231,153 200,549 15%
Ammonium nitrate (AN) 184,450 124,070 49%
Anhydrous ammonia 65,148 37,332 75%
Other 23,478 21,714 8%
504,229 383,665 31%
Average Selling Prices (price per ton)
UAN $259 $273 (5%)
AN $332 $377 (12%)
Anhydrous ammonia $481 $543 (11%)
Input Costs
Average purchased ammonia cost/ton $482 $568 (15%)
Average natural gas cost/Mmbtu
(1)
$4.91 $3.86 27%
Industrial:
Product (tons sold)
Nitric acid 396,026 366,665 8%
AN and AN solution 126,256 116,827 8%

Outlook

Chemical:
Favorable indicators for agricultural market
Expected 2014/2015 planting level of ~87 million acres of corn
Current nitrogen fertilizer prices approximately equal to or higher than a year ago
Natural gas feedstock cost relatively low historically
Corn pricing lower than recent past but stabilized while yields per acre are increasing
Continued high cost of ammonia is unfavorable for our business
El Dorado currently purchases ammonia making the sale of HDAN uneconomical
This is expected to continue until the new ammonia plant is on-line in 2016
Successful turnaround moves Cherokee to a 2-year turnaround cycle
Translates into additional production days of between 10-15 days every 2 years
Planned maintenance activity not expected in Q4 2014
El Dorado will cease production for approximately one week to facilitate “tie-ins” required for expansion projects
Climate Control:
Continued trend for increasing demand in the commercial and institutional sectors
September ABI was positive for 5
th
consecutive month, reaching 2007 levels
Long-stalled projects are re-activating, indicating credit is easing and an increase in confidence in the economy
Commercial and institutional sectors we serve expected to increase in 2015 per Dodge data
Lodging (+17%), Retail (+11%), Office Buildings (+19%) and Education (+9%)
$75.5 million backlog at 10/31/14 highest since 2008 translating to sales growth year-over-
year in Q4 2014 and into 2015

Key LSB Value Drivers
Comprehensive upgraded Chemical Business safety and plant reliability systems
– intended to improve plant up-time and reduce risks of unplanned downtime.
Pryor facility reliability improvements
- including new senior management,
additional engineering support, extensive monitoring and control equipment, remanufacture of certain key pieces of equipment, and use of industry expert consultants – intended to improve plant up-time and reduce risks of unplanned downtime.
Expansion projects at El Dorado
– intended to reduce costs, increase capacity,
and enhance product balance capabilities.
Growth in Climate Control Business
within existing plant footprints as
construction cycle recovers to achieve increased profits through operating leverage.
LEAN / Operational Excellence initiatives in our Climate Control Business to
facilitate improved operational metrics and reduce costs.

26 Appendix

EBITDA Reconciliations  (in millions)
Reconciliation of Consolidated Net Income and Segment Operating Income to Non-GAAP measurement EBITDA. Management uses operating income by business segment for purposes of making decisions that include resource allocations and performance evaluations.  Operating income by business segment represents gross profit by business segment less selling, general and administrative expenses incurred by each business segment plus other income and other expense earned/incurred by each business segment before general corporate expenses.
The term EBITDA, as used in this presentation, is net income plus interest expense, depreciation, amortization, income taxes, and certain non-cash charges, unless otherwise described. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to GAAP measurement.
LSB Industries, Inc. Consolidated
2013 2012 2011 2010 2014 2013
Net income (loss) 55.0 $   58.6 $   83.8 $   29.6 $   19.0 $   17.6 $
Plus:
Interest expense 14.0 4.2 6.7 7.4 17.5 6.7
Depreciation and amortization 28.4 20.7 18.8 17.4 26.6 20.1
Provisions for income taxes 35.3 33.6 46.2 19.8 12.3 10.0
Loss from discontinued operations 0.2 0.2 0.2 0.1 - -
EBITDA per conference call 132.9 $ 117.3 $ 155.7 $ 74.3 $   75.4 $   54.4 $
Climate Control Business
Operating income (loss) 30.4 $   25.8 $   32.8 $   35.3 $   17.4 $   24.4 $
Plus:
Equity in earnings of affiliate 0.4 0.7 0.5 1.0 0.1 0.5
Depreciation and amortization 2.8 2.5 2.2 2.5 3.5 2.0
EBITDA per conference call 33.6 $   29.0 $   35.5 $   38.8 $   21.0 $   26.9 $
Chemical Business
Operating income (loss) 87.8 $   82.1 $   116.5 $ 31.9 $   46.8 $   20.3 $
Plus:
Non-operating income - - - - 0.2 -
Depreciation and amortization 23.6 16.4 14.7 13.1 22.6 16.6
EBITDA per conference call 111.4 $ 98.5 $   131.2 $ 45.0 $   69.6 $   36.9 $
Nine months ended 9-30 Twelve months ended 12-31

What Our Chemical Products Are Used For:

Agrochemical Products Uses
Urea Ammonium Nitrate Solutions (UAN) 28-32% N
Manufactured nitrogen content fertilizer
High nitrogen content fertilizer for corn and other crops with high nitrogen demand (wheat, milo, cotton)
E2 Ammonium Nitrate Prill (solid)  34% N
High nitrogen content fertilizer
Nitrogen consuming crops, forage areas and citrus.  The primary nitrogen component in NPK (nitrogen, phosphorus, potassium) fertilizer blends
Fertilizer Blends
Custom blends with purchased phosphates, potassium, sulfur,
micronutrients with produced ammonium nitrate
Special application for agri-business products to supply growers balanced fertility
Anhydrous Ammonia  82% N
Gas injected application
High nitrogen content fertilizer with highest percentage use for corn.
Industrial Acids, Ammonia, DEF Uses:
Concentrated Nitric Acid
Aqueous solution up to 99% concentration
Production of specialty fibers, nitrocellulose, gaskets, crop  chemicals, mining products, metal treatment, nitric acid commercial blends
Nitric Acid Commercial Blends
Aqueous solution up to 89% concentration
Semi-conductor industry, manufacture of nylon and polyurethane intermediates, potassium nitrate compounds, ammonium nitrate production
Anhydrous Ammonia
Commercial grade and high purity refrigeration, metallurgical grade
Air emission abatement in power plants, water treatment, refrigerants, metals processing, and a wide variety of industrial uses
Mixed Acids
Blends of  concentrated nitric acid and sulfuric acid/oleum
Diesel fuel additives, ordnance, herbicides and pharmaceutical grade nitroglycerine
Sulfuric Acid
98% and 93% concentrations, standard and low-iron grades
Pulp and paper manufacturing, alum, water treatment, metals processing, vanadium processing, other industrial uses
DEF (diesel exhaust fluid) Exhaust stream additive to reduce NO
X
emissions from diesel vehicles
Industrial Mining Products Uses:
Ammonium Nitrate Solutions
54% and 83% concentrations
Specialty emulsions for mining applications, other miscellaneous uses
Low Density Ammonium Nitrate Prills (solids)
Solid pellets with good porosity and flowability
Surface mining, quarries, construction

Typical Facility Process Flow (Pryor)

Products are marketable at every intermediate and final stage of production.
Pryor facility process flow is typical of plants with natural gas feedstock.
Pryor and Cherokee use natural gas feedstock.  El Dorado and Baytown use ammonia feedstock.
AN
Solution
CO
(storage,
trucks)
Nitric
Acid
Ammonia
Plant
UAN
Urea
CO
Liquification
Natural
Gas
(pipeline)
UAN
(storage,
trucks, rail)
NH
(storage,
trucks, rail)
CO
3
2
2
2

Climate Control Sales & Marketing Data

Diversified End Markets
Commercial:
•
•
Residential (Geothermal):
•
•
Plus: OEM distribution channels
Distribution Channels
Product & Market Sales Mix – Various Perspectives
September 30, 2014 LTM Sales Mix Data
238 Commercial representative firms with
438 locations
2,200+ Sales Engineers
600 Residential distributor locations (approx.)
4,000 Residential contractor-dealers (approx.)
0%
25%
50%
75%
100%
2008 LTM
9/30/14
Retail
Single Family
Education
Healthcare
Multi Family
Office
Lodging
Other
Commercial
&
Institutional
78%
Residential
17%
Export
5%
Heat Pumps
65%
Fan Coils
23%
Air
Handlers
6%
Chillers
4%
Contracting
2%
Direct
84%
OEM
16%

Focus on Geothermal Heat Pumps
How does a GHP system work?

The Earth absorbs approximately 50% of all solar energy and
remains at nearly a constant temperature year round (below a few feet deep).
A GHP system uses a sealed in-ground heat exchanger (loop) filled with fluid and a GHP unit to exchange energy between the house or building and the earth.
In
winter,
fluid in the loop absorbs energy from the earth and carries it to the GHP where it is converted (compressed) to a higher temperature and sent as warm air into the house or building.
In summer the system reverses, transferring heat from the house or building into the earth.
GHP systems work year round in all climates, in both individual residence and large commercial buildings, providing both conditioned air and domestic hot water (as a “free” by-product).
Typical
Residential
Geothermal
System
Geothermal Benefits:
Energy Cost Reduction & Positive
Cash Flow
– the most energy efficient HVAC
technology available – up to 80% more
efficient than conventional systems.
Fed Tax Credits
- 30% residential & 10% business +
accelerated depreciation, + state/utility incentives
GHP’s are an Alternative form of Renewable Energy
Green Refrigerants -
non-ozone depleting
“Free” Domestic Hot Water
Noise Free Operation
– no noisy condensing unit
Extremely Long Lived
vs. conventional systems (50 year
loops)
Residential Energy Usage
Conventional System   Geothermal System
,
,

Typical GHP Costs and Savings
For a GHP System in a 2,500 sq. ft. new house in St. Louis, MO (typical middle America)
Installed Cost of a 4 ton GHP System = $6,000 per ton (12,000 Btu/ton).
System Operating Cost Comparison
GHP vs. Conventional Systems
Note: System installed costs are different throughout the U.S due to varying local conditions and labor costs.  Savings vary due to weather conditions, user preferences, and local utility rates. Costs and savings in St. Louis are estimates and subject to change.
Payback (GHP vs.  Hi-Eff Gas Furn+AC)
Installed cost of GHP $24,000
Less: 30% Fed tax credit (7,200)
GHP cost after credit 16,800
Cost for Hi-Eff Gas + AC (12,000)
GHP premium cost 4,800
Annual Energy Savings $1,248
Payback in Years
3.8
Positive Cash Flow
Annual Energy Savings $1,248
Annual P&I on GHP
Premium (6% int. – 10 yrs.) (636)
Annual Cash Savings $612
This analysis
compares these
systems:
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Geothermal
Heat Pump
16 SEER
Standard
Heat Pump
10 SEER
Standard
Heat Pump
93% Efficient
Natural Gas
Furnace with
16 SEER A/C
80% Efficient 93% Efficient
Natural Gas
Furnace with
10 SEER A/C16 SEER A/C
Propane
Furnace with
80% Efficient 80% Efficient
Propane
Furnace with with 16 SEER with 10 SEER
10 SEER A/C
Oil Furnace
A/C
80% Efficient
Oil Furnace
A/C
Lighting & Appliance Heating Cooling Hot Water

Notes:

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Notes:

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

Notes:

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

LSB Industries, Inc. is headquartered in
Oklahoma City and does business through
its subsidiaries, with seven HVAC manufacturing
and distribution facilities in Oklahoma City,
chemical plants in Texas, Arkansas, Alabama
and Oklahoma and an engineered products
distribution center in Oklahoma City.
Approximately 1,900 total employees.
Investor Relations:
Mark Behrman
Phone: 405-235-4546
Email: mbehrman@lsbindustries.com
The Equity Group, Inc.
Fred Buonocore
Phone:  212-836-9607
Email: fbuonocore@equityny.com
Linda Latman
Phone: 212-836-9609
Email: llatman@equityny.com
Fax: 212-421-1278
Corporate Offices:
16 South Pennsylvania Avenue
Oklahoma City, Oklahoma USA
Phone: 405-235-4546
Fax: 405-235-5067
Email: info@lsbindustries.com
Website: www.lsbindustries.com
Common Stock:
NYSE ticker symbol LXU
Auditor:
Ernst & Young LLP
Company Contact
: